UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 31, 2022
Date of Report (Date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 18, 2022, the Board of Directors of Workiva Inc. (the “Company”) adopted a form of performance restricted stock unit award agreement (the “Award Agreement”) for executive employees, to be issued pursuant to the Company’s 2014 Equity Incentive Plan, as amended (the “2014 EIP”).
The Award Agreement consists of awards of performance restricted stock units (“PSUs”) with respect to the Company’s Class A Common Stock. PSU awards made under the Award Agreement may be earned between 0% and 200% of the Target Award (as defined in the Award Agreement) based on achievement of annual revenue growth rate goals and certified by the Committee (as defined in the 2014 EIP). Subject to the continued employment of the executive and achievement of applicable annual revenue growth rate goals set forth in the Award Agreement, the PSUs will vest following the completion of each calendar year in the three-year performance period.
Under the Award Agreement, upon the executive’s Termination of Service for Good Reason or the executive’s Termination of Service by the Company without Cause (each as defined in the executive’s Employment Agreement), the executive’s PSUs would vest at target performance as of the date of termination of services, as applicable. If a Change in Control occurs prior to the PSU Vesting Date (as defined in the Award Agreement), the executive’s PSUs would vest at maximum performance. Upon an executive’s termination of service by the Company for Cause, all PSUs awarded under the Award Agreement would be immediately forfeited.
The foregoing description of the Award Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Award Agreement filed as Exhibit 99.1 to this report.
Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit Number	Description

99.1	Form of Performance Restricted Stock Unit Agreement (Executive Employee) pursuant to the Workiva Inc. 2014 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 31st day of January, 2022.

WORKIVA INC.

By:	/s/ Brandon Ziegler
Name:	Brandon Ziegler
Title:	Executive Vice President, Chief Legal Officer and Secretary